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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 1996

               Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)

              Delaware                 333-15611                13-3526694
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  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
        of Incorporation)             File Number)          Identification No.)

         One New York Plaza
         New York, New York                                        10292
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       (Address of Principal                                     (Zip Code)
         Executive Offices)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
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          (Former name or former address, if changed since last report)



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      Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Prudential Securities Secured Financing Corporation registered issuances of up to $750,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-15611) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Wilshire Mortgage Loan Trust 1996-4 (the "Trust") issued approximately $65,521,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1996-4 (the "Certificates"), on December 31, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 11, 1996, between Prudential Securities Secured Financing Corporation, as depositor (the "Depositor"), Wilshire Servicing Corporation, in its capacity as servicer (the "Servicer"), Wilshire Financing Company, L.L.C., in its capacity as unaffiliated seller (the "Unaffiliated Seller"), Source One Mortgage Services Corporation, in its capacity as backup servicer (the "Backup Servicer") and Bankers Trust Company of California, N.A., in its capacity as trustee (the "Trustee"). The Certificates consist of four classes of senior Certificates, the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Class A Certificates"), one class of subordinated Certificates, the Class B Certificates (the "Class B Certificates"), and two class of residual certificates, the Class RU and Class RL Certificates (together, the "Class R Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

            The assets of the Trust will be primarily fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgaged Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development). The Mortgage Loans were transferred to from the Unaffiliated Seller to the


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

Depositor pursuant to an Unaffiliated Seller's Agreement (the "Unaffiliated Seller's Agreement") attached hereto as Exhibit 4.2 dated as of December 11, 1996, among the Unaffiliated Seller, the Servicer and the Depositor. The Mortgage Loans were transferred to the Trust pursuant to the Pooling and Servicing Agreement.

            Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate is 6.40% per annum for the Class A-1 Certificates, 6.75% for the Class A-2 Certificates, 7.03% for the Class A-3 Certificates and 7.51% for the Class A-4 Certificates,.

            The Class A Certificates have an aggregate principal amount of $65,521,000.

            As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated December 4, 1996 and the Prospectus Supplement dated December 23, 1996 filed pursuant to Rule 424(b)(5) of the Act on December 31, 1996.

      Item 7.  Financial Statements, Pro Forma Financial
               Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

            1.1 Underwriting Agreement, dated December 23, 1996 between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

            4.1 Pooling and Servicing Agreement, dated as of December 11, 1996, between Prudential Securities Secured Financing Corporation, as depositor, Wilshire Financing Company, L.L.C., as unaffiliated seller, Wilshire Servicing Corporation, as servicer, Source One Mortgage Services Corporation, as backup servicer, and Bankers Trust Company of California, as trustee.

            4.2 Unaffiliated Seller's Agreement, dated as of December 11, 1996, among Wilshire Financing Company, L.L.C., Wilshire Servicing Corporation and Prudential Securities Secured Financing Corporation.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PRUDENTIAL SECURITIES SECURED FINANCING
                                CORPORATION
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                                      As Depositor and on behalf of
                                      Wilshire Mortgage Loan Trust 1996-4
                                Registrant

                                       By: /s/ Norman Chaleff
                                           -----------------------------
                                           Name:   Norman Chaleff
                                           Title:  Vice President

Dated: December 31, 1996

                                  EXHIBIT INDEX

Exhibit No.       Description
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      1.1         Underwriting Agreement, dated December 23, 1996, between
                  Prudential Securities Secured Financing Corporation and
                  Prudential Securities Incorporated.

      4.1 Pooling and Servicing Agreement, dated as of December 11, 1996, between Prudential Securities Secured Financing Corporation, as depositor, Wilshire Financing Company, L.L.C., as unaffiliated seller, Wilshire Servicing Corporation, as servicer, Source One Mortgage Services Corporation, as backup servicer, and Bankers Trust Company of California, N.A., as trustee.

      4.2 Unaffiliated Seller's Agreement, dated as of December 11, 1996, among Wilshire Financing Company, L.L.C., Wilshire Servicing Corporation and Prudential Securities Secured Financing Corporation.